Shareholder's contribution	9 Months Ended
Sep. 30, 2025
Equity [abstract]
Shareholder's contribution	Shareholder’s contribution

	Number of shares (thousands)	Share capital and share premium
At January 1, 2024	111,382	910,883
Employee share options exercised (Note 22)	—	115
Restricted shares vested	—	7,540
Purchase of own shares	—	(49,626)
Dividends to shareholders	—	(35,000)
At September 30,2024 (unaudited)	111,382	833,912

At January 1, 2025	111,382	826,472
Reduction of issued share capital of the Company	(6,000)	(9,000)
Employee share options exercised (Note 22)	—	52
Restricted share vested	—	20,311
Purchase of own shares	—	(8,623)
Dividends to shareholders	—	(35,000)
At September 30,2025 (unaudited)	105,382	794,212

Decision of the Extraordinary General Shareholders’ meetings

On June 6, 2025 the extraordinary general meeting of the shareholders of the Company resolved to reduce the issued share capital of the Company by an amount of $9,000,000 by the cancellation of 6,000,000 shares with a nominal value of $1.50 each held in treasury by the Company so that, as from June 6, 2025, our issued share capital amounts to $158,072,722.50, represented by 105,381,815 shares in issue (of which 5,312,375 are treasury shares) with a nominal value of $1.50 each.

On October 29, 2025 the extraordinary general meeting of the shareholders of the Company resolved to amend, renew and increase the authorized share capital of the Company to USD 3,000,000,000, including the issued share capital, represented by 2,000,000,000 shares, each with a nominal value of USD 1.5.

The issued share capital as of November 7, 2025 is $158,072,718 .

Share Repurchase Program

On July 11, 2024, the Group’s share repurchase program was renewed to purchase up to five percent (5%) of the Company’s total outstanding share capital until December 31, 2024 or reaching the maximum number of shares authorized for purchase under the program, whichever occurs first.

As of September 30, 2025, the Company repurchased an aggregate of 32,299,783 shares under the program, of which 11,139,445 have been utilized to cover the exercise of the Company’s employee stock option plan and the granted of the restricted stock plan and 11 million shares were reduced from capital. During the nine-month periods ended September 30, 2025 and 2024 the Company repurchased shares for an amount of 1,057,858 and 5,768,614 respectively.

Annual dividends

On June 17, 2025, the Company’s general shareholders’ meeting approved the payment of an annual dividend of $35 million payable in two installments in May 16, 2025 and November 19, 2025, respectively. First installment was already paid.

On April 17, 2024, the Company’s general shareholders’ meeting approved the payment of an annual dividend of $35 million payable in two installments made on May 29, 2024 and November 27, 2024, respectively.

Net assets
The carrying amount of the net assets of the Company as of September 30, 2025 was USD 1.44 billions, which exceeds the Market Capitalization as of that date. This situation could mean that there is an impairment indicator as referred in IAS 36. A calculation of the value in use of net assets of the Company was made, through a discounted cash flow projections of the two major lines of business, Farming and Sugar, Ethanol and Energy, based on financial forecast approved by the management covering a five-year period. The Company reached to the conclusion that no impairment should be recognized given the value in use of the Company determined is higher that its net assets book value as of September 30, 2025.